Exhibit 99.1

Support.com Reports Second Quarter 2014 Financial Results

Redwood City, CA – July 30, 2014 – Support.com, Inc. (NASDAQ: SPRT), a leading provider of cloud software and services for technology support, today reported unaudited financial results for its second quarter ended June 30, 2014.

Q2 2014 Financial Summary

For the second quarter of 2014, total revenue was $20.2 million compared to $20.1 million in the second quarter of 2013 and $18.6 million in the first quarter of 2014.

On a non-GAAP basis, income from continuing operations for the second quarter of 2014 was $478,000, or $0.01 per share, compared to $3.8 million, or $0.07 per share, in the second quarter of 2013 and $490,000, or $0.01 per share, in the first quarter of 2014.

On a GAAP basis, loss from continuing operations for the second quarter of 2014 was $649,000, or $(0.01) per share, compared to income of $2.6 million, or $0.05 per share, in the second quarter of 2013 and a loss of $476,000, or $(0.01) per share, in the first quarter of 2014.

Non-GAAP income from continuing operations excludes any warrant-related charges and stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. Collectively, these items impacted income from continuing operations by $1.1 million in the second quarter of 2014, $1.2 million in the second quarter of 2013 and $966,000 in the first quarter of 2014. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

 “After having been at Support.com for two months, I can say with confidence that the Company is well-run with a strong team,” said Elizabeth Cholawsky, President and Chief Executive Officer. “Underlying our positive results in the second quarter is our services’ operations, which is highly scalable and efficient. Our next-generation Nexus product has been released to the market and initial reaction has been positive.  Our job now is to continue to listen to customer feedback, which will accelerate our innovation, and invest over the long-term to establish leadership with Nexus while continuing to grow services’ customers.”

Balance Sheet Information

 At June 30, 2014 cash, cash equivalents and investments were $75.6 million, compared to $75.5 million at March 31, 2014.

Recent Company Highlights

•	Q2 2014 exceeded non-GAAP earnings per share guidance
•	Growth in Comcast Home Networking bundle
•	Launch of XFINITY Home pilot, Comcast's home security and automation system
•	Continued strong relationship with Office Depot, culminating in a two year contract extension
•	Released next-generation Nexus® and have received strong product feedback from customers

Conference Call

Support.com will host a conference call discussing the Company's second quarter 2014 results on Wednesday, July 30, 2014 starting at 4:30 p.m. ET (1:30 p.m. PT). The live call may be accessed by dialing (877)-388-8486 (domestic) or (408)-427-3864 (international) and referencing passcode 72833878. A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com's website at http://corp.support.com/company/investor-relations/investor-webcasts-events/.

About Support.com

Support.com, Inc. (NASDAQ: SPRT) is a leading provider of cloud software and services for technology support. Our technology support programs help leading brands create new revenue streams and deepen customer relationships. Our cloud Nexus® Service Platform enables companies to boost their support productivity, dramatically improve their customer experience and resolve connected technology issues quickly. Support.com is the choice of leading communications providers including 3 of the top 5 cable companies in North America, top retailers, and other leading brands in software and connected technology. For more information, please visit us at: www.support.com.

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Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about/careers.

Copyright © 2014 Support.com, Inc. All rights reserved. Support.com and Nexus are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Note on Forward-Looking Statements
This release contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. Forward-looking statements include, for example, all statements relating to expected financial performance (including without limitation statements involving growth and projections of revenue, margin, income (loss) from continuing operations, income (loss) per share from continuing operations, cash usage or generation, cash balance, capital structure and other financial items); the plans and objectives of management for future operations, customer relationships, products, services or investments; personnel matters; and future performance of the Company. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially including, among others, our ability to retain and grow major programs, our ability to expand our customer base, our ability to market and sell Nexus, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to retain personnel, and our ability to control expenses and achieve desired margins. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements.

Disclosure Regarding Non-GAAP Financial Measures

Support.com excludes warrant-related charges and stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill from its GAAP results in order to determine the non-GAAP financial measures of income (loss) from continuing operations and income (loss) from continuing operations per share referenced in this document. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Warrant-related charges. When evaluating its operating performance management excludes warrant-related charges against revenue in the period in which performance milestones are met and warrants are earned and issued because the Company does not incur such non-cash charges on a predictable basis and exclusion of such charges enables more consistent evaluation of the Company's operating performance. Warrant-related charge was zero for the second quarter of 2014, the second quarter of 2013 and the first quarter of 2014.

B. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its operating performance because such expense does not require cash settlement and because such expense is not used by management to assess the Company's operating performance. Stock-based compensation expense was $633,000 in the second quarter of 2014, compared to $768,000 in the second quarter of 2013 and $622,000 in the first quarter of 2014.

 C. Amortization of intangible assets and other. Management excludes acquisition-related intangible asset amortization and other charges when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such charges enables more consistent evaluation of the Company's operating performance. Management also excludes such charges because they represent non-cash expenses. Amortization of intangible assets and other was $273,000 in the second quarter of 2014, compared to $335,000 in the second quarter of 2013 and $273,000 in the first quarter of 2014.

D. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not undertake restructurings on a predicable basis and excluding such charges enables more consistent evaluation of the Company's operating performance. Restructuring and impairment charges were zero in the second quarter of 2014, the second quarter of 2013 and the first quarter of 2014.

E. Acquisition expense. Management excludes acquisition expense such as legal and advisor fees when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Acquisition expense was zero in the second quarter of 2014, the second quarter of 2013 and the first quarter of 2014.

F. Other non-recurring items. Management excludes non-recurring items when evaluating its operating performance because the Company does not incur such expenses or obtain such benefits on a predictable basis and exclusion of such expenses or benefits enables more consistent evaluation of the Company's operating performance. Other non-recurring items resulted in expense of $150,000 in the second quarter of 2014 for patent litigation settlement, no expense or benefit in the second quarter of 2013 and the first quarter of 2014.

G. Tax expense associated with acquired goodwill. The Company is required to record a deferred tax liability and the related tax expense that results from the amortization for income tax purposes of acquired goodwill. Management excludes tax expense associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Tax expense associated with acquired goodwill was $71,000 in the second quarter of 2014, compared to $82,000 in the second quarter of 2013 and $71,000 in the first quarter of 2014.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the items indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such items will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 30,	December 31,
	2014 (1)	2013 (2)

Assets
Current assets:
Cash, cash equivalents and short-term investments	$75,581	$72,357
Accounts receivable, net	13,105	13,993
Prepaid expenses and other current assets	853	1,322
Total current assets	89,539	87,672
Property and equipment, net	454	461
Goodwill	14,240	14,240
Intangible assets, net	2,909	3,454
Other assets	1,221	1,072

Total assets	$108,363	$106,899

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$3,284	$3,017
Other accrued liabilities	3,855	3,359
Short-term deferred revenue	2,816	3,323
Total current liabilities	9,955	9,699
Long-term deferred revenue	54	50
Other long-term liabilities	1,906	1,754
Total liabilities	11,915	11,503

Stockholders' equity:
Common stock	5	5
Additional paid-in-capital	260,396	258,291
Treasury stock	(5,036)	(5,036)
Accumulated other comprehensive loss	(1,790)	(1,874)
Accumulated deficit	(157,127)	(155,990)
Total stockholders' equity	96,448	95,396

Total liabilities and stockholders' equity	$108,363	$106,899

Note 1: Amounts are subject to completion of management’s customary closing and review procedures. Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2013.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2014 (1)	June 30, 2013	June 30, 2014 (1)	June 30, 2013

Revenue:
Services	$18,335	$16,128	$35,061	$32,574
Software and other	1,843	3,996	3,730	7,752
Total revenue	20,178	20,124	38,791	40,326

Cost of revenue:
Cost of services (3)	14,531	8,838	27,493	18,148
Cost of software and other (3)	228	271	467	578
Total cost of revenue	14,759	9,109	27,960	18,726
Gross profit	5,419	11,015	10,831	21,600
Operating expenses:
Amortization of intangible assets and other	273	335	546	670
Research and development (3)	1,057	1,282	2,411	2,870
Sales and marketing (3)	1,688	4,375	3,239	8,311
General and administrative (3)	2,980	2,354	5,643	5,117
Total operating expenses	5,998	8,346	11,839	16,968

Income (loss) from operations	(579)	2,669	(1,008)	4,632

Interest income and other, net	62	108	140	181

Income (loss) from continuing operations, before income taxes	(517)	2,777	(868)	4,813

Income tax provision	132	177	257	326

Income (loss) from continuing operations, after income taxes	(649)	2,600	(1,125)	4,487

Loss from discontinued operations, net of income taxes	(6)	(5)	(12)	(10)

Net income (loss)	$(655)	$2,595	$(1,137)	$4,477

Income (loss) from continuing operations, after income taxes
Basic	$(0.01)	$0.05	$(0.02)	$0.09
Diluted	$(0.01)	$0.05	$(0.02)	$0.09

Loss from discontinued operations, net of income taxes
Basic	$(0.00)	$(0.00)	$(0.00)	$(0.00)
Diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)

Shares used in computing per share amounts:
Basic	53,798	50,792	53,557	50,476
Diluted	53,798	52,866	53,557	52,535

Note 3: Includes stock-based compensation expense, restructuring and impairment charges, acquisition expense and other non-recurring items, as follows:

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Cost of revenue:
Cost of services	$195	$65	$282	$157
Cost of software and other	4	2	7	6
Operating expenses:
Research and development	(4)	129	163	338
Sales and marketing	94	74	171	182
General and administrative	494	498	782	882
Total	$783	$768	$1,405	$1,565

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

GAAP cost of revenue	$14,759	$9,109	$27,960	$18,726
Stock-based compensation expense (Cost of revenue portion only)	(49)	(67)	(139)	(163)
Other non-recurring items (Cost of revenue portion only)	(150)	-	(150)	-
Non-GAAP cost of revenue	$14,560	$9,042	$27,671	$18,563

GAAP operating expenses	$5,998	$8,346	$11,839	$16,968
Stock-based compensation expense (Excl. cost of revenue portion)	(584)	(701)	(1,116)	(1,402)
Amortization of intangible assets and other	(273)	(335)	(546)	(670)
Non-GAAP operating expenses	$5,141	$7,310	$10,177	$14,896

GAAP income tax provision	$132	$177	$257	$326
Tax expense associated with acquired goodwill	(71)	(82)	(142)	(155)
Non-GAAP income tax provision	$61	$95	$115	$171

GAAP income (loss) from continuing operations, after income taxes	$(649)	$2,600	$(1,125)	$4,487
Stock-based compensation expense	633	768	1,255	1,565
Amortization of intangible assets and other	273	335	546	670
Tax expense associated with acquired goodwill	71	82	142	155
Other non-recurring items	150	-	150	-
Total impact of Non-GAAP exclusions	1,127	1,185	2,093	2,390
Non-GAAP income from continuing operations, after income taxes	$478	$3,785	$968	$6,877

Income (loss) from continuing operations, after income taxes
Basic - GAAP	$(0.01)	$0.05	$(0.02)	$0.09
Basic - Non-GAAP	$0.01	$0.07	$0.02	$0.14

Diluted - GAAP	$(0.01)	$0.05	$(0.02)	$0.09
Diluted - Non-GAAP	$0.01	$0.07	$0.02	$0.13
Shares used in computing per share amounts (GAAP)
Basic	53,798	50,792	53,557	50,476
Diluted	53,798	52,866	53,557	52,535
Shares used in computing per share amounts (Non-GAAP)
Basic	53,798	50,792	53,557	50,476
Diluted	53,864	52,866	53,818	52,535

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude warrant-related charges, stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2014 Amounts are subject to completion of management’s customary closing and review procedures.

Investor Contact

Carolyn Bass and Jacob Moelter
Market Street Partners
(415) 445-3235
sprt@marketstreetpartners.com